Exhibit 99.2

INVENTION, NON-DISCLOSURE, NON-COMPETITION AND NON-SOLICITATION AGREEMENT

This Agreement is made this 7th day of March, 2011 between The First Marblehead Corporation, a Delaware corporation (hereinafter referred to collectively with its direct and indirect subsidiaries and affiliates as the “Company”), and Ryan Brenneman (the “Employee”).

In consideration of the initial and continued employment of the Employee by the Company, the receipt and sufficiency of which is hereby acknowledged by the Employee, the Company and the Employee agree as follows:

1.	Confidential Information

a)
The Employee agrees that his or her employment with the Company has created a relationship of trust and confidence between the Employee and the Company, and the protection of the Company’s proprietary and Confidential Information (as defined in Section 1(b) below) and its goodwill is critical to the Company’s survival and success.  The Employee further represents and agrees that he/she (i) has held and will hold all Confidential Information in strict trust and confidence, and (ii) has not disclosed or used, and will not disclose or use at any time, any Confidential Information without the prior written consent of an authorized officer of the Company, except to the extent necessary in the ordinary course of performing his/her duties as an employee of the Company and solely in furtherance of the interests of the Company.

b)
For purposes of this Agreement, the term “Confidential Information” means all information, knowledge or data, in any form or media, belonging or relating to the Company (including securitization trusts) or clients of the Company, which is of value to the Company and the disclosure of which could result in competitive or other disadvantage to the Company. Confidential Information is and shall be the exclusive property of the Company and includes, but is not limited to: (i) the Company’s documents, records, communications, reports, forecasts, projections, product and service specifications, statistical models, formulae and algorithms, tools, designs, pricing methods and policies, processes, methods of operation, techniques, arrangements, procedures, tools, current and planned distribution methods and processes, strategic initiatives, business opportunities and strategies, creative plans and strategies, personnel information, policies, trade secrets, ideas, concepts, know-how, intangible rights, inventions, research and development, source code, systems, architecture, computer programs and database technologies; (ii) information belonging or relating to the Company’s customers, clients, service providers, consultants and other business relationships, including the existence or status of, and any non-public information concerning, discussions between the Company and clients or prospective clients; (iii) the Company’s non-public business, operational or financial results, including the performance of any loan portfolio facilitated by the Company, product development initiatives, expansion plans and revenue and expense information; and (iv) information belonging or relating to any third party.  In addition, the term Confidential Information includes any notes, analyses, compilations, abstracts, studies, interpretations, memoranda or other documents prepared by the Employee that contain, reflect or are based upon, in whole or in part, any Confidential Information.  Confidential Information includes information developed by the Employee in the course of his/her employment with the Company, as well as other information to which the Employee has or will have access during the period of his/her employment with the Company, including the confidential information of others with whom the Company has a business relationship.  The absence of any marking or statement that any particular information is Confidential Information will not affect its status as Confidential Information.

c)
Confidential Information will not include information which is or becomes generally known to the public through no fault of any person.  In addition, nothing in this Agreement is intended to or shall preclude the Employee from providing truthful testimony or providing truthful information in response to a valid subpoena, court order or request of any federal, state or local authority, quasi-regulatory or self-governing authority, provided, to the extent permitted by law, the Employee has provided to the Company as much advance notice as practicable of any such compelled disclosure.  The Employee further agrees to cooperate with the Company, at the Company’s cost, to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such governing authority.

d)
The Employee agrees that all materials, in any form or media, that contain, reflect or are based upon, in whole or in part, Confidential Information, whether created by the Employee or others, which have or will come into his/her custody or possession, are and will be the exclusive property of the Company to be used by the Employee only in the performance of his/her duties for the Company. All such tangible and intangible materials, and all copies, abstracts, compilations or reproductions thereof, and all property and equipment of the Company in the custody or possession of the Employee will be left intact by the Employee and delivered to the Company, upon the earlier of (i) a request by the Company or (ii) termination of his/her employment, whether voluntary or involuntary. After such delivery, the Employee will not retain any such tangible or intangible materials, or copies, abstracts, compilations or reproductions thereof, or any such property. For the avoidance of doubt, in connection with the voluntary or involuntary termination of his/her employment, the Employee agrees to leave intact all such tangible and intangible materials, including electronic documents of the Company, except in accordance with the Company’s document retention policies.

e)
The Employee agrees that his/her obligations not to disclose or use Confidential Information as set forth in Sections 1(a) and (d) above, and his/her obligations to return and leave intact tangible and intangible materials as set forth in Section 1(d) above, also extends to such types of information, materials and tangible property of clients or customers of the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Employee.

2.           Developments

a)
All Developments (as defined below) that are made, conceived, reduced to practice, created, written, designed or developed by the Employee or under his/her direction or jointly with others, whether or not during normal working hours or on the premises of the Company, (i) during the period of the Employee’s employment with the Company if related to the business or research and development conducted or planned to be conducted by the Company and (ii) after the period of the Employee’s employment with the Company if resulting or directly derived from Confidential Information, will be the sole property of the Company.  For purposes of this Agreement, the term “Developments” means any inventions, discoveries, computer programs, source code, data, technology, designs, statistical models, formulate and algorithms, tools, innovations, improvements, methods, developments and works of authorship, whether or not patentable and whether or not copyrightable.

b)
The Employee will make full and prompt disclosure to the Company of all Developments and will maintain adequate and current written records (in the form of notes, memoranda and as may be specified by the Company) to document the conception and/or first actual reduction to practice of any Development.  The Employee will not disclose any Development to any third party without the express written permission of an authorized officer of the Company, and all Developments will be treated by the Employee as Confidential Information.  Such written records will be available to and remain the sole property of the Company at all times.

c)
The Employee agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all of his/her right, title and interest in and to all Developments and all related patents, copyrights, trademarks, trade names, and other industrial and intellectual property rights, and all applications therefor, in the United States and elsewhere. However, this Section 2(c) will not apply to Developments which do not relate to the business or research and development conducted or planned to be conducted by the Company at the time such Development is created, made, conceived or reduced to practice and which are made and conceived by the Employee not during normal working hours, not on the Company’s premises and not using the Company’s tools, devices, equipment or Confidential Information. The Employee understands that, to the extent this Agreement will be construed in accordance with the laws of any state which precludes a requirement in an employee agreement to assign certain classes of inventions made by an employee, this Section 2(c) will be interpreted not to apply to any invention which a court rules and/or the Company agrees falls within such classes.

d)
The Employee agrees to cooperate fully with the Company, both during and after his/her employment with the Company, with respect to the procurement, maintenance and enforcement of patents, copyrights, trademarks, trade names and other industrial and intellectual property rights (both in the United States and foreign countries) relating to Developments. The Employee hereby appoints any officer of the Company as the Employee’s duly authorized attorney to execute, file, prosecute and protect any Development and related patent, copyright, trademark, trade name and other industrial and intellectual property right, and applications therefor, before any government agency, court or authority.  Upon the request of the Company, the Employee will execute such further assignments, documents and other instruments as may be necessary, desirable or appropriate to fully and completely assign all Developments to the Company and assist the Company in applying for, obtaining and enforcing patents, copyrights or other rights in the United States and in any foreign jurisdiction with respect to any Development.  The Employee also hereby waives all claims to moral rights in any Developments.

e)
The Employee acknowledges that the Company from time to time may have agreements with other persons or with the United States Government, or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work.  The Employee agrees to be bound by all such obligations and restrictions which are made known to the Employee and to take all action necessary to discharge the obligations of the Company under such agreements.

3.           Other Agreements

a)
The Employee agrees to devote his/her best efforts to the services of the Company in such capacity as the Company from time to time shall direct and agrees to comply with the Company’s rules, policies, and practices at all times.

b)
The Employee hereby represents that, except as the Employee has disclosed in writing to the Company, the Employee is not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of his/her employment with the Company, to refrain from competing, directly or indirectly, with the business of such previous employer or any other party or to refrain from soliciting employees, customers or suppliers of such previous employer or other party.  The Employee further represents that his/her performance of all the terms of this Agreement and the performance of his/her duties as an employee of the Company do not and will not breach any agreement with any prior employer or other party to which the Employee is a party (including without limitation any nondisclosure or non-competition agreement), and that the Employee will not disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer or other third party.

c)
The Employee agrees that for a period of one year after the termination or cessation of his/her employment for any reason, whether voluntary or involuntary, the Employee will inform his/her potential or actual future employers of his/her obligations under this Agreement, including Sections 1 and 4.

d)
The Employee specifically authorizes the Company to notify any subsequent employers or prospective employers of Employee of the restrictions on Employee contained in this Agreement and of any concerns the Company may have about actual or possible conduct by Employee that may be in breach of this Agreement.

e)
In the event that the Employee believes that employment otherwise in violation of this Agreement would not harm the Company’s legitimate business interests, the Employee may request the Company to waive certain of the restrictions contained in this Agreement.  Any such request shall be made in writing to the Company’s Managing Director, Human Resources and shall identify the business with whom the Employee seeks to associate and describe the duties that the Employee seeks to perform.  The Company has the sole discretion whether to grant such a waiver and no waiver of any restrictions under this Agreement shall be effective unless in writing and signed by the Managing Director, Human Resources of the Company.

4.           Non-Competition and Non-Solicitation

While the Employee is employed by the Company and for a period of one year after the termination or cessation of such employment for any reason, whether voluntary or involuntary, the Employee will not directly or indirectly:

a)
engage or assist others in engaging in any business or enterprise in the United States (whether as owner, partner, joint venturer, officer, director, employee, consultant, contractor, investor, lender or otherwise, except as the holder of not more than 1% of the outstanding stock of a publicly-held company) that competes or intends to compete in any way with the department, division or unit of the Company (i) for which the Employee  worked, (ii) for which the Employee performed services, or (iii) about which the Employee had access to Confidential Information in the course of his/her employment with the Company;

b)
on his/her own behalf or on behalf of any third person or entity, and whether through his/her own efforts or by assisting any other person or entity (including, any person employed by or associated with any entity with whom the Employee becomes employed or associated) (i) participate in the solicitation for employment, attempt to hire or hiring of any person or entity employed or otherwise retained or engaged by the Company, (ii) hire, employ or engage any person or entity employed or otherwise retained or engaged by the Company or (iii) encourage or induce any person employed or otherwise retained or engaged by the Company to terminate his/her employment, consultancy or other relationship with the Company; provided, that this Section 4(b) will not apply to the solicitation, hiring or engagement of any person or entity whose employment or engagement with the Company has been terminated for a period of six months or longer; and

c)
on his/her own behalf or on behalf of any third person or entity, and whether through his/her own efforts or by assisting any other person or entity (including, any person employed by or associated with any entity with whom the Employee becomes employed or associated) induce or attempt to induce (including, without limitation, by soliciting business from or performing services for), any customer, client, supplier, consultant, licensee or business relation of the Company (i) to cease doing business with the Company, (ii) to reduce the level of business he/she/it performs with the Company, or (iii) to divert marketing or other resources away from the Company.

In addition, for a period of one year after the termination or cessation of the Employee’s employment with the Company for any reason, whether voluntary or involuntary, the Employee will not directly or indirectly solicit or accept any financial services-related business (other than personal or household financial services) from (i) any person or entity that was a client or customer of the Company at the date of any cessation or termination of the Employee’s employment, if the Employee was introduced to or interacted with such client or customer regarding the Company’s business or (ii) any person or entity that was a prospect of the Company at any time during the 12 months immediately prior to the date of any cessation or termination of the Employee’s employment, if the Employee directly solicited such prospect or if the Employee directly or indirectly, in whole or in part, supervised or participated in solicitation activities related to such prospect.

5.           No Employment Contract

The Employee understands that this Agreement does not constitute a contract of employment and does not alter the at-will nature of the Employee’s employment with the Company or otherwise imply that his/her employment will continue for any period of time.  The Employee understands that both the Employee and the Company may end the employment relationship at any time and for any reason.

6.           Miscellaneous

a)	The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement.

b)
If the Employee violates the provisions of Section 4, the Employee will continue to be bound by the restrictions set forth in Section 4 until a period of one year has expired without any violation of such provisions.

c)
If any restriction set forth in Section 4 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it will be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

d)
This Agreement supersedes all prior agreements, written or oral, between the Employee and the Company relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged in whole or in part, except by an agreement in writing signed by the Employee and the Company. The Employee agrees that any change or changes in his/her duties, authority, salary or compensation after the signing of this Agreement will not affect the validity or scope of this Agreement.

e)	This Agreement will be binding upon the Employee’s heirs, executors and administrators and will inure to the benefit of the Company and its successors and assigns.

f)
No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

g)
The Employee agrees that the obligations and restrictions contained in this Agreement, including the covenants contained in Sections 1, 2 and 4, are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach or threatened breach of this Agreement by the Employee is likely to cause the Company not only financial harm, but substantial and irrevocable damage which is difficult to measure and for which money damages alone will not provide an adequate remedy. Therefore, in the event of any such breach or threatened breach, the Employee agrees that the Company, in addition to such other remedies which may be available, will be entitled to enforce the specific performance of the provisions of this Agreement by the Employee and will have the right to both temporary and permanent injunctive relief (to the extent permitted by law), without the necessity of proving actual damages or posting any surety or bond, from a court restraining such a breach or threatened breach, and the Employee hereby waives the adequacy of a remedy at law as a defense to such relief.  If Employee breaches any of the covenants set forth in this Agreement, he/she agrees to pay all reasonable costs (including attorneys’ fees) incurred by the Company in establishing that breach and in otherwise enforcing any of the covenants or provisions of this Agreement

h)
This Agreement is governed by and will be construed as a sealed instrument under and in accordance with the laws of the Commonwealth of Massachusetts (without reference to the conflicts of laws provisions thereof).  Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement will be commenced only in a court of the Commonwealth of Massachusetts (or, if appropriate, a federal court located within Massachusetts), and the Company and the Employee each consents to the jurisdiction of such a court.  Both the Employee and the Company waive the right to a trial by jury with respect to any matter arising under or relating to any provision of this Agreement or otherwise related to the Employee’s employment with the Company or the termination of the Employee’s employment with the Company.

THE EMPLOYEE ACKNOWLEDGES THAT HE/SHE HAS CAREFULLY READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO ALL OF THE PROVISIONS IN THIS AGREEMENT.

THE FIRST MARBLEHEAD CORPORATION

By:          /s/ Jo-Ann Burnham
Jo-Ann Burnham
Managing Director, Human Resources

EMPLOYEE

        /s/ Ryan Brenneman
Name: Ryan R. Brenneman

Date: 03/07/2011